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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Carmel Container Systems Ltd., we hereby consent to incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No-55137.

March 25, 1999

                                                        Yours truly,

                                                 /s/ KOST, FORER and GABBAY

                                                   KOST, FORER and GABBAY
                                           Certified Public Accountants (Israel)